Income Taxes (Income Tax Expense Differences from the Amount Computed by Applying the U.S. Federal Income Tax Rate) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
U.S. Federal income tax rate (as a percent)	21.00%	21.00%	21.00%
Reasons for the difference of income tax expense
Computed expected tax expense	$ 68,011	$ 45,218	$ 55,086
Change in taxes resulting from:
Tax-exempt interest income	(2,970)	(2,709)	(2,550)
State tax, net of federal income taxes and tax credit and refunds	3,966	2,622	2,587
Other investment income	(1,753)	(2,205)	(1,480)
Net investment expense, low income housing investment	203	1,990	623
Other	948	(477)	584
Total income taxes	$ 68,405	$ 44,439	$ 54,850